UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 27, 2013

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Main St., Suite 201, Conway AR	72032
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   855-440-8484

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 27, 2013, the Company held an annual meeting of stockholders, where two proposals were voted upon. The proposals are described in detail in the Company's proxy statement filed with the Securities and Exchange Commission on April 30, 2013. Of the 23,289,218 shares of common stock outstanding and entitled to vote at the special meeting, 13,584,173 shares (or 58%), constituting a quorum, were represented in person or by proxy at the special meeting.  The final vote on the proposals was recorded as follows:

Proposal 1. Election of Class II Director.

The following directors were elected at the annual meeting according to the vote tabulation described below:

	“For”	“Against”	“Broker Non Vote”
“Charles Pope	10,519,294	52,847	3,012,032

Proposal 2.  Ratification of the Appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm:

“For”	“Against”	“Abstain”
13,487,741	94,719	1,713

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date: June 27, 2013	By:	/s/ John Pisaris
John Pisaris, General Counsel

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